Exhibit 99.1

Thomas Properties Group, Inc.
Supplemental Financial Information
For the Quarter Ended September 30, 2012

Thomas Properties Group, Inc.
Supplemental Financial Information
For the Quarter Ended September 30, 2012
This supplemental financial information, together with other statements and information publicly disseminated by Thomas Properties Group, Inc., contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements reflect management’s current views with respect to financial results related to future events. Such statements are also based on assumptions and expectations which may not be realized and are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, financial or otherwise, may differ from the results discussed in the forward-looking statements. Management does not undertake any obligation to update information provided in forward-looking statements other than regularly scheduled releases of information. A discussion of some of the factors that may affect our future results is set forth under the captions “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in our annual reports on Form 10-K and our quarterly reports on Form 10-Q, which are filed with the Securities and Exchange Commission.

Thomas Properties Group, Inc.
Supplemental Financial Information
COMPANY BACKGROUND
Thomas Properties Group, Inc. (“TPGI”) is a full-service real estate operating company that owns, acquires, develops and manages primarily office, as well as mixed-use properties on a nationwide basis. Our company’s primary areas of focus are the acquisition and ownership of interests in premier office properties, property development and redevelopment, and investment and property management activities.
Our Property Portfolio
Our properties are located in Southern California and Sacramento, California; Philadelphia, Pennsylvania; Northern Virginia; Houston, Texas; and Austin, Texas. As of September 30, 2012, we owned interests in and asset managed 18 operating properties with 10.5 million rentable square feet and provided leasing, asset and/or property management services on behalf of third parties for an additional five operating properties with 2.6 million rentable square feet.
Our Partnerships and Joint Ventures
Our sponsorship of partnerships and joint ventures provides us with institutional capital for investment as well as the opportunity to earn fees for asset management, property management, leasing and other services.
TPG/CalSTRS, LLC (“TPG/CalSTRS”) is a value-add/core-plus joint venture with the California State Teachers’ Retirement System (“CalSTRS”), which has total capital commitments of $511.7 million of which $2.9 million and $10.9 million is currently unfunded by CalSTRS and us, respectively. This joint venture, in which our operating partnership, Thomas Properties Group, L.P. (“TPG”), is the managing member, currently owns six office properties.
TPG/CalSTRS Austin, LLC is a new joint venture between TPG Austin Partner LLC and CalSTRS, in which each partner owns 50%. TPG Austin Partner LLC, the managing member, is a joint venture between our operating partnership, TPG, and Madison International Realty ("Madison"), which have ownership interests of 66.67% and 33.33%, respectively. During September 2012, TPG/CalSTRS Austin, LLC acquired the eight properties in Austin, Texas formerly owned by TPG-Austin Portfolio Syndication Partner JV LP, an entity in which TPG had a 6.25% interest. TPG's effective ownership interest in the Austin properties is 33.33%.
Estimated Net Asset Value Workbook (NAV Workbook)
Along with this Supplemental Financial Information, we are making available a Net Asset Value (NAV) Workbook to facilitate a calculation of an estimated NAV per share for TPGI. The NAV Workbook (in the form of a Microsoft Excel file) can be found on our website, www.tpgre.com, in the Supplemental Financial Information section of the Investor Relations tab. The NAV Workbook presents information from this Supplemental Financial Information, and allows the insertion of capitalization rates and multiples which are used to calculate an estimated NAV for specific portions of our business. The resulting values and a calculation of NAV per share are then summarized in the NAV Workbook.
Recent Events
Austin Portfolio Joint Venture:
In September 2012, entities owned by TPG, CalSTRS and Madison, acquired all of the equity interests in an eight building, three million square foot portfolio of office properties in Austin, Texas, formerly owned by TPG-Austin Portfolio Syndication Partner JV LP, a venture among Lehman Brothers Holdings, Inc (50%), an offshore sovereign wealth fund (25%) and TPG/CalSTRS, LLC (25%). The purchase price for the portfolio was $859.0 million. As part of the transaction, TPG/CalSTRS Austin, LLC assumed five existing first mortgage loans totaling $626.0 million. The transaction reduced the existing leverage on the portfolio by repaying approximately $200 million owed to Lehman Commercial Paper, Inc. and the three existing partners as a result of loans made by the partners. TPG retains all operating responsibilities for the properties and the existing Austin leasing and management team remains in place.

Thomas Properties Group, Inc.
Supplemental Financial Information
OPERATING AND FINANCIAL INFORMATION
Financial Measures
This supplemental financial information includes certain financial measures prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) under the full consolidation accounting method, and certain financial measures prepared in accordance with the pro-rata consolidation method (non-GAAP). We believe the financial measures presented under the pro-rata consolidation method provide supplemental information helpful to an understanding of our results of operations and financial condition. Along with net income, we use three additional measures; Earnings before Depreciation, Amortization and Taxes (“EBDT”), After Tax Cash Flow (“ATCF”) and Same Property Net Operating Income ("NOI"), to report operating results. EBDT, ATCF and NOI are non-GAAP financial measures and may not be directly comparable to similarly-titled measures reported by other companies. Although these financial measures are not presented in accordance with GAAP, we believe these measures assist investors in understanding our business and operating results by providing useful supplemental data regarding the underlying economics of our business operations because operating results presented under GAAP may include items that are nonrecurring or not necessarily relevant to ongoing operations, or are difficult to forecast for future periods. Management uses these non-GAAP financial measures to review our company’s operating results for comparative purposes with respect to previous periods or forecasts, and also to evaluate future prospects. Our investors can also use these non-GAAP financial measures as supplementary information to evaluate operating performance. Our non-GAAP financial measures are not intended to be performance measures that should be regarded as alternatives to, or more meaningful than, our GAAP financial measures. Non-GAAP financial measures have limitations as they do not include all items of income and expense that affect our operations, and accordingly should always be considered as supplemental to our financial results presented in accordance with GAAP.
Pro-Rata Consolidated Statements of Operations and Pro-Rata Consolidated Balance Sheets
Included are pro-rata consolidated statements of operations, as well as pro-rata consolidated balance sheets, because we believe this information is useful to investors as this method reflects the manner in which we operate our business, and provides more detailed information regarding the operations of the unconsolidated investments. We have made investments in which our economic ownership is less than 100% as a means of procuring additional investment opportunities and sharing risk. A significant amount of our business activity has been conducted through our unconsolidated investments. Under GAAP, these investments are not consolidated in our financial statements. Under the pro-rata consolidation method, we present the results of our investments proportionate to our share of ownership. Our management considers the performance of our unconsolidated investments both individually and as a contributing factor to our operating performance for purposes of financial planning and making operating decisions. We believe this presentation of the performance of our unconsolidated investments is helpful to investors in understanding and evaluating our current operating performance as well as for purposes of period-to-period comparisons. We provide reconciliations from the full consolidation method to the pro-rata consolidation method on pages 7- 9 of this supplemental financial information.
Earnings Before Depreciation, Amortization and Taxes (EBDT) and After Tax Cash Flow (ATCF) and Same Property Net Operating Income (NOI)
EBDT, ATCF and Same Property NOI are non-GAAP financial measures and may not be directly comparable to similarly-titled measures reported by other companies. We present these financial measures under the pro-rata consolidation method to provide supplemental information helpful to an understanding of our results of operations. Although these financial measures are not presented in accordance with GAAP, we believe these measures assist investors in understanding our business and operating results. EBDT and ATCF reflect operating performance measurements for our company that assist management in evaluating trends for comparative and planning purposes. Same Property NOI is considered to be an indicator of the performance of our operating properties and is not a performance measurement of the operations of the Company. Our non-GAAP financial measures are not intended to be regarded as alternatives to, or more meaningful than, our GAAP financial measures.
See pages 10 and 11 for a discussion of EBDT and a reconciliation of EBDT to net income (loss), pages 12 and 13 for a discussion of ATCF and a reconciliation of ATCF to net income (loss) and pages 19 and 20 for a discussion of Same Property NOI and a reconciliation of Same Property NOI to Pro-Rata NOI.

Thomas Properties Group, Inc. Supplemental Financial Information CONSOLIDATED STATEMENTS OF OPERATIONS (in thousands, except share and per share data) (unaudited)

	Three months ended		Nine months ended
	September 30,		September 30,
	2012	2011	2012	2011
Revenues:
Rental	$7,813	$7,446	$23,343	$22,233
Tenant reimbursements	5,344	5,666	15,746	17,051
Parking and other	786	708	2,271	2,225
Investment advisory, management, leasing and development services	1,005	5,565	2,669	7,689
Investment advisory, management, leasing and development services- unconsolidated real estate entities	3,588	4,324	11,909	13,690
Reimbursement of property personnel costs	1,273	1,365	4,140	4,389
Condominium sales	2,302	3,084	4,266	6,122
Total revenues	22,111	28,158	64,344	73,399
Expenses:
Property operating and maintenance	6,183	6,211	18,198	18,384
Real estate and other taxes	1,742	1,854	5,627	5,616
Investment advisory, management, leasing and development services	2,634	3,273	8,628	9,912
Reimbursable property personnel costs	1,273	1,365	4,140	4,389
Cost of condominium sales	1,858	2,055	3,251	4,042
Interest	4,205	4,331	12,659	13,629
Depreciation and amortization	4,120	3,447	11,782	10,188
General and administrative	3,893	3,925	13,024	11,802
Total expenses	25,908	26,461	77,309	77,962
Interest income	39	5	52	25
Equity in net income (loss) of unconsolidated real estate entities	(1,797)	(353)	(2,613)	(1,938)
Income (loss) before income taxes and noncontrolling interests	(5,555)	1,349	(15,526)	(6,476)
Benefit (provision) for income taxes	442	1,206	368	1,001
Net income (loss)	(5,113)	2,555	(15,158)	(5,475)
Noncontrolling interests' share of net (income) loss:
Unitholders in the Operating Partnership	1,226	(295)	3,817	1,763
Partners in consolidated real estate entities	(198)	(177)	(668)	(496)
	1,028	(472)	3,149	1,267
TPGI share of net income (loss)	$(4,085)	$2,083	$(12,009)	$(4,208)
Income (loss) per share-basic and diluted	$(0.09)	$0.06	$(0.30)	$(0.11)
Weighted average common shares-basic	45,517,207	36,647,394	40,301,224	36,610,178
Weighted average common shares-diluted	45,517,207	36,873,339	40,301,224	36,610,178

Thomas Properties Group, Inc. Supplemental Financial Information CONSOLIDATED BALANCE SHEETS (in thousands)

	September 30, 2012	December 31, 2011		September 30, 2012	December 31, 2011
	(unaudited)	(audited)		(unaudited)	(audited)
ASSETS			LIABILITIES AND EQUITY
Investments in real estate:			Liabilities:
Operating properties, net	$268,921	$265,202	Mortgage loans	$284,965	$289,523
Land improvements—development properties	80,439	80,254	Accounts payable and other liabilities, net	29,537	20,710
	349,360	345,456	Unrecognized tax benefits	11,811	14,012
Condominium units held for sale	42,332	45,217	Prepaid rent and deferred revenue	3,205	3,019
Investments in unconsolidated real estate entities	110,396	11,372	Below market rents, net	133	259
Cash and cash equivalents, unrestricted	58,395	79,320	Obligations associated with land held for disposition	—	27
Restricted cash	14,085	10,616	Total liabilities	329,651	327,550
Rents and other receivables, net	2,244	1,903
Receivables from unconsolidated real estate entities	1,952	2,918	Equity:
Deferred rents	19,014	17,866	Stockholders’ equity:
Deferred leasing and loan costs, net	10,607	12,283	Common stock	461	371
Above market rents, net	242	399	Limited voting stock	123	123
Deferred tax asset, net of valuation allowance	11,811	13,737	Additional paid-in capital	258,625	208,473
Other assets, net	4,266	3,329	Retained deficit and dividends, including $ 0 and $20 of other comprehensive income as of
Assets associated with land held for disposition	—	1,107	September 30, 2012 and December 31, 2011, respectively	(69,297)	(55,472)
Total assets	$624,704	$545,523	Total stockholders’ equity	189,912	153,495
			Noncontrolling interests:
			Unitholders in the Operating Partnership	48,324	52,983
			Partners in consolidated real estate entities	56,817	11,495
			Total noncontrolling interests	105,141	64,478
			Total equity	295,053	217,973
			Total liabilities and equity	$624,704	$545,523

Thomas Properties Group, Inc.
Supplemental Financial Information
UNCONSOLIDATED REAL ESTATE ENTITIES STATEMENTS OF OPERATIONS
(in thousands)
(unaudited)
The following are the combined statements of operations of our unconsolidated real estate entities for the three and nine months ended September 30, 2012 and 2011.

	Three months ended		Nine months ended
	September 30,		September 30,
	2012	2011	2012	2011
Revenues:
Rental	$38,715	$40,398	$116,169	$116,915
Tenant reimbursements	21,826	20,088	61,180	56,906
Parking and other	7,791	6,282	22,754	20,165
Total revenues	68,332	66,768	200,103	193,986
Expenses:
Property operating and maintenance	27,138	25,653	81,007	73,799
Real estate and other taxes	9,676	8,436	27,019	23,937
Interest	25,678	24,402	77,420	72,402
Depreciation and amortization	21,435	26,494	64,986	70,391
Total expenses	83,927	84,985	250,432	240,529
Income (loss) from continuing operations	(15,595)	(18,217)	(50,329)	(46,543)
Interest income	10	12	32	40
Gain (loss) on sale of real estate	(60,076)	—	(60,076)	—
Income (loss) from discontinued operations	1,800	9,398	(5,050)	2,082
Net income (loss)	$(73,861)	$(8,807)	$(115,423)	$(44,421)
TPGI share of equity in net income (loss) of unconsolidated real estate entities	$(1,797)	$(353)	$(2,613)	$(1,938)

Thomas Properties Group, Inc.
Supplemental Financial Information
UNCONSOLIDATED REAL ESTATE ENTITIES BALANCE SHEETS
(in thousands)
(unaudited)
The following are the combined balance sheets of our unconsolidated real estate entities as of September 30, 2012 and December 31, 2011.

	September 30, 2012	December 31, 2011
ASSETS
Investments in real estate, net	$1,593,991	$1,723,107
Cash and cash equivalents, unrestricted	28,126	24,583
Restricted cash	13,167	22,415
Rents and other receivables, net	4,263	3,592
Deferred rents	62,732	79,490
Deferred leasing and loan costs, net	111,491	92,562
Other assets	6,406	5,534
Assets associated with discontinued operations	248	190,110
Total assets	$1,820,424	$2,141,393

LIABILITIES AND EQUITY
Mortgage loans	$1,391,873	$1,591,881
Accounts and interest payable and other liabilities	58,775	72,668
Below market rents, net	4,926	34,019
Liabilities associated with discontinued operations	246	135,506
Total liabilities	1,455,820	1,834,074
Equity	364,604	307,319
Total liabilities and equity	$1,820,424	$2,141,393

Thomas Properties Group, Inc.
Supplemental Financial Information
PRO-RATA CONSOLIDATED STATEMENTS OF OPERATIONS (NON-GAAP)
(in thousands unaudited)

The following are the pro-rata consolidated statements of operations of TPGI for the three months ended September 30, 2012 and 2011, including reconciliation from the consolidated statements of operations to the pro-rata consolidated statements of operations.

	For the three months ended September 30, 2012				For the three months ended September 30, 2011
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Less Non- Controlling Interest Share	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Revenues:
Rental	$7,813	$6,230	$(301)	$13,742	$7,446	$5,552	$12,998
Tenant reimbursements	5,344	3,320	(218)	8,446	5,666	2,436	8,102
Parking and other	786	1,204	(82)	1,908	708	669	1,377
Investment advisory, management, leasing and development services	1,005	—	—	1,005	5,565	—	5,565
Investment advisory, management, leasing and development services- unconsolidated real estate entities	3,588	—	—	3,588	4,324	108	4,432
Reimbursement of property personnel costs	1,273	—	—	1,273	1,365	—	1,365
Condominium sales	2,302	—	—	2,302	3,084	—	3,084
Total revenues	22,111	10,754	(601)	32,264	28,158	8,765	36,923
Expenses:
Property operating and maintenance	6,183	3,542	(167)	9,558	6,211	3,119	9,330
Real estate and other taxes	1,742	1,698	(111)	3,329	1,854	1,088	2,942
Investment advisory, management, leasing and development services	2,634	—	—	2,634	3,273	—	3,273
Reimbursable property personnel costs	1,273	—	—	1,273	1,365	—	1,365
Cost of condominium sales	1,858	—	—	1,858	2,055	—	2,055
Interest	4,205	3,330	(228)	7,307	4,331	2,682	7,013
Depreciation and amortization	4,120	3,017	(224)	6,913	3,447	2,854	6,301
General and administrative	3,893	—	—	3,893	3,925	—	3,925
Total expenses	25,908	11,587	(730)	36,765	26,461	9,743	36,204
Gain (loss) on sale of real estate	—	(1,288)	—	(1,288)	—	—	—
Interest income	39	1	—	40	5	1	6
Equity in net income (loss) of unconsolidated real estate entities	(1,797)	1,797	—	—	(353)	353	—
Income (loss) associated with discontinued operations	—	323	—	323	—	624	624
Income (loss) before income taxes and noncontrolling interests	(5,555)	—	129	(5,426)	1,349	—	1,349
Benefit (provision) for income taxes	442	—	—	442	1,206	—	1,206
Net income (loss)	(5,113)	—	129	(4,984)	2,555	—	2,555
Noncontrolling interests' share of net (income) loss:
Unitholders in the Operating Partnership	1,226	—	—	1,226	(295)	—	(295)
Partners in consolidated real estate entities	(198)	—	(129)	(327)	(177)	—	(177)
	1,028	—	(129)	899	(472)	—	(472)
TPGI share of net income (loss)	$(4,085)	$—	$—	$(4,085)	$2,083	$—	$2,083

Thomas Properties Group, Inc.
Supplemental Financial Information
PRO-RATA CONSOLIDATED STATEMENTS OF OPERATIONS (NON-GAAP)
(in thousands, unaudited)

The following are the pro-rata consolidated statements of operations of TPGI for the nine months ended September 30, 2012 and 2011, including reconciliation from the consolidated statements of operations to the pro-rata consolidated statements of operations.

	For the nine months ended September 30, 2012				For the nine months ended September 30, 2011
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Less Non- Controlling Interest Share	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Revenues:
Rental	$23,343	$17,202	$(301)	$40,244	$22,233	$16,461	$38,694
Tenant reimbursements	15,746	8,094	(218)	23,622	17,051	6,786	23,837
Parking and other	2,271	2,918	(82)	5,107	2,225	2,317	4,542
Investment advisory, management, leasing and development services	2,669	—	—	2,669	7,689	—	7,689
Investment advisory, management, leasing and development services- unconsolidated real estate entities	11,909	—	—	11,909	13,690	324	14,014
Reimbursement of property personnel costs	4,140	—	—	4,140	4,389	—	4,389
Condominium sales	4,266	—	—	4,266	6,122	—	6,122
Total revenues	64,344	28,214	(601)	91,957	73,399	25,888	99,287
Expenses:
Property operating and maintenance	18,198	9,913	(167)	27,944	18,384	8,882	27,266
Real estate and other taxes	5,627	4,067	(111)	9,583	5,616	3,136	8,752
Investment advisory, management, leasing and development services	8,628	—		8,628	9,912	—	9,912
Reimbursable property personnel costs	4,140	—	—	4,140	4,389	—	4,389
Cost of condominium sales	3,251	—	—	3,251	4,042	—	4,042
Interest	12,659	8,786	(228)	21,217	13,629	8,008	21,637
Depreciation and amortization	11,782	7,840	(224)	19,398	10,188	7,842	18,030
General and administrative	13,024	—	—	13,024	11,802	—	11,802
Total expenses	77,309	30,606	(730)	107,185	77,962	27,868	105,830
Gain (loss) on sale of real estate	—	(1,288)	—	(1,288)	—	—	—
Interest income	52	3	—	55	25	4	29
Equity in net income (loss) of unconsolidated real estate entities	(2,613)	2,613	—	—	(1,938)	1,938	—
Income (loss) associated with discontinued operations	—	1,064		1,064	—	38	38
Income (loss) before income taxes and noncontrolling interests	(15,526)	—	129	(15,397)	(6,476)	—	(6,476)
Benefit (provision) for income taxes	368	—	—	368	1,001	—	1,001
Net income (loss)	(15,158)	—	129	(15,029)	(5,475)	—	(5,475)
Noncontrolling interests' share of net (income) loss:
Unitholders in the Operating Partnership	3,817	—	—	3,817	1,763	—	1,763
Partners in consolidated real estate entities	(668)	—	(129)	(797)	(496)	—	(496)
	3,149	—	(129)	3,020	1,267	—	1,267
TPGI share of net income (loss)	$(12,009)	$—	$—	$(12,009)	$(4,208)	$—	$(4,208)

Thomas Properties Group, Inc.
Supplemental Financial Information
PRO-RATA CONSOLIDATED BALANCE SHEETS (NON-GAAP)
(in thousands)
(unaudited)
The following are the pro-rata consolidated balance sheets of TPGI as of September 30, 2012 and December 31, 2011, including reconciliation from the consolidated balance sheets to the pro-rata consolidated balance sheets.

	September 30, 2012				December 31, 2011
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Less Non- Controlling Interest Share	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
ASSETS
Investments in real estate, net	$349,360	$509,287	$(131,234)	$727,413	$345,456	$168,016	$513,472
Investments in unconsolidated real estate entities	110,396	(110,396)	—	—	11,372	(11,372)	—
Condominium units held for sale	42,332	—	—	42,332	45,217	—	45,217
Cash and cash equivalents, unrestricted	58,395	7,706	(1,269)	64,832	79,320	3,640	82,960
Restricted cash	14,085	4,909	(1,100)	17,894	10,616	2,388	13,004
Rents and other receivables, net	4,196	1,473	(309)	5,360	4,821	883	5,704
Above market rents, net	242	—	—	242	399	—	399
Deferred rents	19,014	8,856	(153)	27,717	17,866	9,424	27,290
Deferred leasing and loan costs, net	10,607	37,464	(9,997)	38,074	12,283	10,366	22,649
Deferred tax asset, net of valuation allowance	11,811	—	—	11,811	13,737	—	13,737
Other assets, net	4,266	672	(61)	4,877	3,329	689	4,018
Assets associated with discontinued operations	—	36	—	36	1,107	24,761	25,868
Total assets	$624,704	$460,007	$(144,123)	$940,588	$545,523	$208,795	$754,318

LIABILITIES AND EQUITY
Mortgage loans	$284,965	$449,073	$(104,323)	$629,715	$289,523	$184,925	$474,448
Accounts payable and other liabilities	29,537	8,351	(4,559)	33,329	20,710	2,152	22,862
Unrecognized tax benefits	11,811	—	—	11,811	14,012	—	14,012
Below market rents, net	133	991	—	1,124	259	2,972	3,231
Prepaid rent and deferred revenue	3,205	1,569	(316)	4,458	3,019	2,421	5,440
Liabilities associated with discontinued operations	—	23	—	23	27	16,325	16,352
Total liabilities	329,651	460,007	(109,198)	680,460	327,550	208,795	536,345
Noncontrolling interests	105,141	—	(34,925)	70,216	64,478	—	64,478
Total stockholders' equity	189,912	—	—	189,912	153,495	—	153,495
Total liabilities and equity	$624,704	$460,007	$(144,123)	$940,588	$545,523	$208,795	$754,318

Thomas Properties Group, Inc.
Supplemental Financial Information
EARNINGS BEFORE DEPRECIATION, AMORTIZATION AND TAXES (EBDT) (NON-GAAP)
(in thousands, except share and per share data)
(unaudited)
We use EBDT as a supplemental performance measure. EBDT excludes the following items: i) income tax expense (benefit); ii) noncontrolling interests; iii) non-cash charges for depreciation and amortization; and iv) amortization of loan costs. EBDT provides a performance measure that, when compared year over year, reflects the impact to operations from changes in occupancy, rental rates, operating costs, development and redevelopment activities, general and administrative expenses, and interest costs; and EBDT provides perspective on operating performance not immediately apparent from net income. EBDT should be considered only as a supplement to net income as a measure of our performance. EBDT also assists our management in identifying trends for purposes of financial planning and forecasting results. However, the usefulness of EBDT as a performance measure is limited and EBDT should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. EBDT also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP) or as an alternative to net income (loss) as an indicator of our operating performance.
Reconciliation of Net Income (Loss) to EBDT:

	For the three months ended September 30, 2012					For the three months ended September 30, 2011
		Plus Unconsolidated Investments at Pro-Rata		Less Non-Controlling Interest Share- Continuing Operations			Plus Unconsolidated Investments at Pro-Rata
	Consolidated	Continuing Operations	Discontinued Operations		Pro-Rata	Consolidated	Continuing Operations	Discontinued Operations	Pro-Rata
Net income (loss)	$(4,085)	$—	$—	$—	$(4,085)	$2,083	$—	$—	$2,083
Income tax (benefit) provision	(442)	—	—	—	(442)	(1,206)	—	—	(1,206)
Noncontrolling interests - unitholders in the Operating Partnership	(1,226)	—	—	—	(1,226)	295	—	—	295
Depreciation and amortization	4,120	3,017	—	(224)	6,913	3,447	2,854	427	6,728
Amortization of loan costs	120	41	21	—	182	153	136	26	315
EBDT	$(1,513)	$3,058	$21	$(224)	$1,342	$4,772	$2,990	$453	$8,215
TPGI share of EBDT (1)	$(1,189)	$2,402	$16	$(176)	$1,053	$3,565	$2,234	$338	$6,137

EBDT per share - basic					$0.02				$0.17
EBDT per share - diluted					$0.02				$0.17

Weighted average common shares outstanding - basic					45,517,207				36,647,394
Weighted average common shares outstanding - diluted					45,902,063				36,873,339

(1) Based on an interest in our operating partnership of 78.56% and 74.70% for the three months ended September 30, 2012 and 2011, respectively.

Thomas Properties Group, Inc.
Supplemental Financial Information
EARNINGS BEFORE DEPRECIATION, AMORTIZATION AND TAXES (EBDT) (NON-GAAP)
(in thousands, except share and per share data)
(unaudited)
We use EBDT as a supplemental performance measure. EBDT excludes the following items: i) income tax expense (benefit); ii) noncontrolling interests; iii) non-cash charges for depreciation and amortization; and iv) amortization of loan costs. EBDT provides a performance measure that, when compared year over year, reflects the impact to operations from changes in occupancy, rental rates, operating costs, development and redevelopment activities, general and administrative expenses, and interest costs; and EBDT provides perspective on operating performance not immediately apparent from net income. EBDT should be considered only as a supplement to net income as a measure of our performance. EBDT also assists our management in identifying trends for purposes of financial planning and forecasting results. However, the usefulness of EBDT as a performance measure is limited and EBDT should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. EBDT also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP) or as an alternative to net income (loss) as an indicator of our operating performance.
Reconciliation of Net Income (Loss) to EBDT:

	For the nine months ended September 30, 2012					For the nine months ended September 30, 2011
		Plus Unconsolidated Investments at Pro-Rata		Less Non-Controlling Interest Share- Continuing Operations			Plus Unconsolidated Investments at Pro-Rata
	Consolidated	Continuing Operations	Discontinued Operations		Pro-Rata	Consolidated	Continuing Operations	Discontinued Operations	Pro-Rata
Net income (loss)	$(12,009)	$—	$—	$—	$(12,009)	$(4,208)	$—	$—	$(4,208)
Income tax (benefit) provision	(368)	—	—	—	(368)	(1,001)	—	—	(1,001)
Noncontrolling interests - unitholders in the Operating Partnership	(3,817)	—	—	—	(3,817)	(1,763)	—	—	(1,763)
Depreciation and amortization	11,782	7,840	153	(224)	19,551	10,188	7,842	1,789	19,819
Amortization of loan costs	440	196	33	—	669	580	229	83	892
EBDT	$(3,972)	$8,036	$186	$(224)	$4,026	$3,796	$8,071	$1,872	$13,739
TPGI share of EBDT (1)	$(3,036)	$6,142	$142	$(171)	$3,077	$2,836	$6,031	$1,398	$10,265

EBDT per share - basic					$0.08				$0.28
EBDT per share - diluted					$0.08				$0.28

Weighted average common shares outstanding - basic					40,301,224				36,610,178
Weighted average common shares outstanding - diluted					40,668,418				36,863,237

(1) Based on an interest in our operating partnership of 76.43% and 74.72% for the nine months ended September 30, 2012 and 2011, respectively.

Thomas Properties Group, Inc.
Supplemental Financial Information
AFTER TAX CASH FLOW (ATCF) (NON-GAAP)
(in thousands, except share and per share data)
(unaudited)
We define ATCF as net income (loss) excluding the following items: i) deferred income tax expense (benefit); ii) noncontrolling interests; iii) non-cash charges for depreciation, amortization and asset impairment; iv) amortization of loan costs; v) non-cash compensation expense; vi) the adjustment to recognize rental revenues using the straight-line method; vii) the adjustments to rental revenue to reflect the fair market value of rent; and viii) gain from extinguishment of debt. Our management utilizes ATCF data in assessing performance of our business operations in period to period comparisons and for financial planning purposes. ATCF should be considered only as a supplement to net income as a measure of our performance. ATCF should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. ATCF also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP).
Reconciliation of Net Income (Loss) to ATCF:

	For the three months ended September 30, 2012					For the three months ended September 30, 2011
		Plus Unconsolidated Investments at Pro-Rata		Less Non-Controlling Interest Share- Continuing Operations			Plus Unconsolidated Investments at Pro-Rata
	Consolidated	Continuing Operations	Discontinued Operations		Pro-Rata	Consolidated	Continuing Operations	Discontinued Operations	Pro-Rata
Net income (loss)	$(4,085)	$—	$—	$—	$(4,085)	$2,083	$—	$—	$2,083
Income tax (benefit) provision	(442)	—	—	—	(442)	(1,206)	—	—	(1,206)
Noncontrolling interests - unitholders in the Operating Partnership	(1,226)	—	—	—	(1,226)	295	—	—	295
Depreciation and amortization	4,120	3,017	—	(224)	6,913	3,447	2,854	427	6,728
Amortization of loan costs	120	41	21	—	182	153	136	26	315
Non-cash compensation expense	324	—	—	—	324	127	—	—	127
Straight-line rent adjustments	59	(111)	—	34	(18)	(22)	(57)	(46)	(125)
Adjustments to reflect the fair market value of rent	12	(177)	—	—	(165)	7	(358)	(10)	(361)
Gain from extinguishment of debt	—	—	—	—	—	—	—	(333)	(333)
ATCF before income taxes	$(1,118)	$2,770	$21	$(190)	$1,483	$4,884	$2,575	$64	$7,523

TPGI share of ATCF before income taxes (1)	$(878)	$2,176	$16	$(150)	$1,164	$3,648	$1,924	$48	$5,620
TPGI income tax refund (expense) - current	144	—	—	—	144	(48)	—	—	(48)
TPGI share of ATCF	$(734)	$2,176	$16	$(150)	$1,308	$3,600	$1,924	$48	$5,572

ATCF per share - basic					$0.03				$0.15
ATCF per share - diluted					$0.03				$0.15
Dividends paid per share					$0.015				$—
Weighted average common shares outstanding - basic					45,517,207				36,647,394
Weighted average common shares outstanding - diluted					45,902,063				36,873,339

(1) Based on an interest in our operating partnership of 78.56% and 74.70% for the three months ended September 30, 2012 and 2011, respectively.

Thomas Properties Group, Inc.
Supplemental Financial Information
AFTER TAX CASH FLOW (ATCF) (NON-GAAP)
(in thousands, except share and per share data)
(unaudited)
We define ATCF as net income (loss) excluding the following items: i) deferred income tax expense (benefit); ii) noncontrolling interests; iii) non-cash charges for depreciation, amortization and asset impairment; iv) amortization of loan costs; v) non-cash compensation expense; vi) the adjustment to recognize rental revenues using the straight-line method; vii) the adjustments to rental revenue to reflect the fair market value of rent; and viii) gain from extinguishment of debt. Our management utilizes ATCF data in assessing performance of our business operations in period to period comparisons and for financial planning purposes. ATCF should be considered only as a supplement to net income as a measure of our performance. ATCF should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. ATCF also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP).
Reconciliation of Net Income (Loss) to ATCF:

	For the nine months ended September 30, 2012					For the nine months ended September 30, 2011
		Plus Unconsolidated Investments at Pro-Rata		Less Non-Controlling Interest Share- Continuing Operations			Plus Unconsolidated Investments at Pro-Rata
	Consolidated	Continuing Operations	Discontinued Operations		Pro-Rata	Consolidated	Continuing Operations	Discontinued Operations	Pro-Rata
Net income (loss)	$(12,009)	$—	$—	$—	$(12,009)	$(4,208)	$—	$—	$(4,208)
Income tax (benefit) provision	(368)	—	—	—	(368)	(1,001)	—	—	(1,001)
Noncontrolling interests - unitholders in the Operating Partnership	(3,817)	—	—	—	(3,817)	(1,763)	—	—	(1,763)
Depreciation and amortization	11,782	7,840	153	(224)	19,551	10,188	7,842	1,789	19,819
Amortization of loan costs	440	196	33	—	669	580	229	83	892
Non-cash compensation expense	1,235	—	—	—	1,235	660	—	—	660
Straight-line rent adjustments	(296)	(118)	(20)	34	(400)	(170)	(107)	(301)	(578)
Adjustments to reflect the fair market value of rent	31	(609)	(11)	—	(589)	16	(806)	1	(789)
Gain from extinguishment of debt	—	—	—	—	—	—	—	(333)	(333)
ATCF before income taxes	$(3,002)	$7,309	$155	$(190)	$4,272	$4,302	$7,158	$1,239	$12,699

TPGI share of ATCF before income taxes (1)	$(2,294)	$5,586	$118	$(145)	$3,265	$3,214	$5,348	$926	$9,488
TPGI income tax refund (expense) - current	108	—	—	—	108	(157)	—	—	(157)
TPGI share of ATCF	$(2,186)	$5,586	$118	$(145)	$3,373	$3,057	$5,348	$926	$9,331

ATCF per share - basic					$0.08				$0.25
ATCF per share - diluted					$0.08				$0.25
Dividends paid per share					$0.045				$—
Weighted average common shares outstanding - basic					40,301,224				36,610,178
Weighted average common shares outstanding - diluted					40,668,418				36,863,237

(1) Based on an interest in our operating partnership of 76.43% and 74.72% for the nine months ended September 30, 2012 and 2011, respectively.

Thomas Properties Group, Inc.
Supplemental Financial Information
INVESTMENT ADVISORY, MANAGEMENT, LEASING AND DEVELOPMENT SERVICES
(in thousands)
(unaudited)

Three months ended September 30, 2012	Property Management Fees	Development Services Fees	Leasing Fees	Investment Advisory Fees	Total Fees
Source of revenues:
Consolidated real estate entities	$440	$129	$240	$67	$876
Unconsolidated real estate entities	2,103	98	845	1,262	4,308
Managed properties	501	115	298	90	1,004
Total investment advisory, management, leasing and development services revenue	$3,044	$342	$1,383	$1,419	6,188
Investment advisory, management, leasing and development services expenses					(2,634)
Net investment advisory, management, leasing and development services income					$3,554

Reconciliation to GAAP presentation:
Total investment advisory, management, leasing and development services revenue					$6,188
Elimination of intercompany fee revenues					(1,595)
Investment advisory, management, leasing and development services revenue, as reported					$4,593

Three months ended September 30, 2011
Source of revenues:
Consolidated real estate entities	$420	$47	$189	$68	$724
Unconsolidated real estate entities	2,370	300	1,006	1,532	5,208
Managed properties	483	493	134	4,282	5,392
Total investment advisory, management, leasing and development services revenue	$3,273	$840	$1,329	$5,882	11,324
Investment advisory, management, leasing and development services expenses					(3,273)
Net investment advisory, management, leasing and development services income					$8,051

Reconciliation to GAAP presentation:
Total investment advisory, management, leasing and development services revenue					$11,324
Elimination of intercompany fee revenues					(1,435)
Investment advisory, management, leasing and development services revenue, as reported					$9,889

Thomas Properties Group, Inc.
Supplemental Financial Information
INVESTMENT ADVISORY, MANAGEMENT, LEASING AND DEVELOPMENT SERVICES
(in thousands)
(unaudited)

Nine months ended September 30, 2012	Property Management Fees	Development Services Fees	Leasing Fees	Investment Advisory Fees	Total Fees
Source of revenues:
Consolidated real estate entities	$1,314	$301	$435	$201	$2,251
Unconsolidated real estate entities	6,308	564	3,335	3,555	13,762
Managed properties	1,456	255	708	250	2,669
Total investment advisory, management, leasing and development services revenue	$9,078	$1,120	$4,478	$4,006	18,682
Investment advisory, management, leasing and development services expenses					(8,628)
Net investment advisory, management, leasing and development services income					$10,054

Reconciliation to GAAP presentation:
Total investment advisory, management, leasing and development services revenue					$18,682
Elimination of intercompany fee revenues					(4,104)
Investment advisory, management, leasing and development services revenue, as reported					$14,578

Nine months ended September 30, 2011
Source of revenues:
Consolidated real estate entities	$1,249	$124	$502	$202	$2,077
Unconsolidated real estate entities	7,131	755	3,926	4,265	16,077
Managed properties	1,294	973	835	4,414	7,516
Total investment advisory, management, leasing and development services revenue	$9,674	$1,852	$5,263	$8,881	25,670
Investment advisory, management, leasing and development services expenses					(9,912)
Net investment advisory, management, leasing and development services income					$15,758

Reconciliation to GAAP presentation:
Total investment advisory, management, leasing and development services revenue					$25,670
Elimination of intercompany fee revenues					(4,291)
Investment advisory, management, leasing and development services revenue, as reported					$21,379

Thomas Properties Group, Inc.
Supplemental Financial Information
PORTFOLIO DATA
Our Operating Properties

		As of September 30, 2012			TPGI Share (1) (in thousands except square footage)
	Location	Rentable Square Feet (2)	Percent Leased	TPGI Percentage Interest	Rentable Square Feet	Trailing Twelve Months Ended September 30, 2012 Adjusted Historical NOI - Cash Basis (3)	Current Annualized NOI (4)	Pro-Forma Annualized NOI at 95% Occupancy (5)	Currently Committed Leasing Capital Costs (6)	Estimated Incremental Leasing Capital Costs (6)	Net Current Assets	Encumbrances at September 30, 2012
Consolidated Operating Properties
One Commerce Square (7)	Philadelphia, PA	942,866	96.6%	100.0%	942,866	$13,684	$15,244	$14,998	$(2,986)	$—	$—	$136,294
Two Commerce Square (7)	Philadelphia, PA	953,276	78.7	100.0	953,276	12,321	10,526	13,165	(1,642)	(8,539)	—	115,067
Four Points Centre	Austin, TX	193,862	57.8	100.0	193,862	(118)	1,281	1,048	(1,247)	(3,409)	—	24,500	(8)
Subtotal Consolidated Operating Properties		2,090,004	84.8		2,090,004	25,887	27,051	29,211	(5,875)	(11,948)	—	275,861

Joint Venture Operating Properties
2121 Market Street	Philadelphia, PA	154,959	95.9	50.0	77,480	1,283	1,252	1,240	—	—	263	8,763

TPG/CalSTRS Joint Venture:
City National Plaza	Los Angeles, CA	2,496,084	86.7	7.9	198,127	3,189	3,919	4,297	(1,017)	(1,151)	(131)	27,821
Reflections I	Reston, VA	123,546	—	25.0	30,887	(184)	(107)	655	—	(1,978)	125	5,159
Reflections II	Reston, VA	64,253	—	25.0	16,063	225	(73)	252	—	(504)	125	2,149
San Felipe Plaza	Houston, TX	980,472	81.8	25.0	245,118	2,844	3,377	4,040	(176)	(1,293)	(191)	27,500
CityWestPlace	Houston, TX	1,473,020	99.0	25.0	368,255	5,551	6,498	6,235	(198)	—	1,174	53,620
Fair Oaks Plaza	Fairfax, VA	179,688	84.9	25.0	44,922	728	725	830	(3)	(205)	(42)	11,075
Subtotal TPG/CalSTRS Joint Venture		5,317,063	86.1		903,372	12,353	14,339	16,309	(1,394)	(5,131)	1,060	127,324
Austin Joint Venture:
Frost Bank Tower	Austin, TX	535,078	92.4	33.3	178,368	4,479	4,760	4,899	(265)	(291)	(1,051)	50,002
300 West 6th Street	Austin, TX	454,225	86.6	33.3	151,416	2,588	3,881	4,225	(1,279)	(765)	(436)	42,335
San Jacinto Center	Austin, TX	410,248	81.5	33.3	136,756	1,987	2,752	3,213	(250)	(1,106)	(761)	33,668
One Congress Plaza	Austin, TX	518,385	90.9	33.3	172,804	3,022	3,323	3,491	(582)	(420)	(1,086)	42,669
One American Center	Austin, TX	503,951	74.7	33.3	167,992	1,135	2,276	3,059	(1,082)	(2,044)	(1,044)	40,002
Westech 360 I-IV	Austin, TX	175,529	73.3	33.3	58,513	375	665	843	(93)	(355)	(70)	—
Park Centre	Austin, TX	203,193	80.0	33.3	67,734	412	472	614	(181)	(285)	(115)	—
Great Hills Plaza	Austin, TX	139,252	94.5	33.3	46,420	320	602	605	(18)	(7)	(88)	—
Subtotal Austin Joint Venture		2,939,861	84.8		980,003	14,318	18,731	20,949	(3,750)	(5,273)	(4,651)	208,676
Total / Average		10,501,887	85.6%		4,050,859	$53,841	$61,373	$67,709	$(11,019)	$(22,352)	$(3,328)	$620,624
Footnotes on following page.

Thomas Properties Group, Inc.
Supplemental Financial Information
PORTFOLIO DATA - CONTINUED

Footnotes to Portfolio Data on previous page:

(1)	TPGI share information set forth in the table on the previous page is calculated by multiplying the applicable data for each property by our percentage ownership of each property.

(2)	For purposes of the table on the previous page, both on-site and off-site parking is excluded. Total portfolio square footage includes office properties and mixed-use space (including retail).

(3)	Adjusted historical net operating income - cash basis represents the sum of (in thousands):

	Twelve Months Ended December 31, 2011	Less Nine Months Ended September 30, 2011	Plus Nine Months Ended September 30, 2012	Trailing Twelve Months Ended September 30, 2012
Rental, tenant reimbursements, and parking and other revenue	$90,532	$(67,073)	$68,973	$92,432
Property operating and maintenance expenses and real estate taxes	(48,954)	36,018	(37,527)	(50,463)
Pro-Rata Net Operating Income	41,578	(31,055)	31,446	41,969
Adjustments:
Straight line and other GAAP rent adjustments	(1,386)	1,067	(1,042)	(1,361)
Free rent granted and termination fees earned for the period	1,171	(1,621)	2,790	2,340
Net operating loss from development properties	1,887	(1,682)	1,865	2,070
Net operating income (loss) from discontinued operations	(482)	—	—	(482)
Elimination of intercompany revenues and expenses	(1,424)	1,337	(2,004)	(2,091)
Adjustment to revenues and operating expenses for change in ownership interest in Austin (a)	10,981	(7,534)	7,949	11,396
Adjusted Historical Net Operating Income - Cash Basis	$52,325	$(39,488)	$41,004	$53,841
Adjustments related to discontinued operations sold and no longer reported in portfolio data	$(9,630)
Adjusted Historical Net Operating Income - Cash Basis as Reported	$42,695
(a) Adjusted Historical NOI reflects the Austin portfolio at 33.33%.

(4)
Current annualized net operating income represents the sum of i) pro-rata net operating income for the month of October 2012, annualized; and ii) the annual straight-line rent adjustment for existing leases which were in place as of September 30, 2012, calculated as if the leases began on September 30, 2012.

(5)
For properties that are less than 95% leased, pro-forma annualized net operating income represents the sum of i) current annualized net operating income, and ii) an upward adjustment to net operating income based on current market rent to achieve 95% occupancy.  For properties that are more than 95% leased, pro-forma annualized net operating income represents the sum of i) current annualized net operating income, and ii) a downward adjustment to net operating income based on average in place rent to achieve 95% occupancy.

(6)	Currently committed leasing capital costs represent existing contractual obligations for tenant improvement and leasing commission costs for leases in place as of

Thomas Properties Group, Inc.
Supplemental Financial Information
PORTFOLIO DATA - CONTINUED

September 30, 2012. Estimated incremental leasing capital costs represents capital expenditures, including tenant improvements and leasing commissions, expected to be spent to achieve 95% occupancy.

(7)
Brandywine Realty Trust ("BDN") has a preferred equity position in the partnerships that own Commerce Square. BDN will contribute a total of $25.0 million in the form of preferred equity to the partnerships, of which $16.1 million has been contributed as of September 30, 2012, with the balance to be contributed by December 31, 2012. The preferred equity, which earns a preferred return of 9.25%, is being invested in a value-enhancement program designed to increase rental rates and occupancy at Commerce Square. The preferred equity balances as of September 30, 2012, including accrued preferred return, of $9.0 million and $8.3 million have been added to the encumbrances of each of One Commerce Square and Two Commerce Square, respectively.

(8)	An additional $6.2 million may be borrowed under this loan.

Thomas Properties Group, Inc.
Supplemental Financial Information
PORTFOLIO DATA - CONTINUED

Same Property NOI is a non-GAAP financial measure and may not be directly comparable to similarly-titled measures reported by other companies. We present this financial measure under the pro-rata consolidation method to provide supplemental information helpful to an understanding of the results of operations of our operating properties. Same Property NOI does not reflect the consolidated operations of the company, nor is it indicative of funds available to fund our cash needs. Same Property NOI also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP) or as an alternative to net income (loss) as an indicator of our operating performance.

Same Property Net Operating Income (NOI) Comparison

	As of and for the three months ended September 30,
		TPGI Share
		(in thousands except square footage)
			NOI - Cash			NOI - GAAP			Percent Leased
	Number of Properties	Rentable Square Feet	2012	2011	Percentage Change	2012	2011	Percentage Change	2012	2011	Change
Same Properties:
Consolidated Operating Properties	3	2,090,004	$6,279	$6,100	2.9%	$6,215	$6,124	1.5%	84.8%	81.6%	3.2%
Joint Venture Operating Properties	15	1,960,855	12,478	11,403	9.4	14,857	14,878	(0.1)	85.8	86.7	(0.9)
Total/Average	18	4,050,859	$18,757	$17,503	7.2%	$21,072	$21,002	0.3%	85.6%	85.7%	(0.1)%

	As of and for the nine months ended September 30,
		TPGI Share
		(in thousands except square footage)
			NOI - Cash			NOI - GAAP			Percent Leased
	Number of Properties	Rentable Square Feet	2012	2011	Percentage Change	2012	2011	Percentage Change	2012	2011	Change
Same Properties:
Consolidated Operating Properties	3	2,090,004	$17,942	$18,234	(1.6)%	$18,206	$18,388	(1.0)%	84.8%	81.6%	3.2%
Joint Venture Operating Properties	15	1,960,855	20,440	19,633	4.1	23,265	23,613	(1.5)	85.8	86.7	(0.9)
Total/Average	18	4,050,859	$38,382	$37,867	1.4%	$41,471	$42,001	(1.3)%	85.6%	85.7%	(0.1)%

Thomas Properties Group, Inc.
Supplemental Financial Information
PORTFOLIO DATA - CONTINUED

Reconciliation of Same Property NOI - Cash and NOI- GAAP to Pro-Rata NOI (in thousands):

	Three months ended		Nine months ended
	September 30,		September 30,
	2012	2011	2012	2011
Rental, tenant reimbursements, and parking and other revenue	$24,096	$22,477	$68,973	$67,073
Property operating and maintenance expenses and real estate taxes	(12,887)	(12,272)	(37,527)	(36,018)
Pro-Rata NOI	11,209	10,205	31,446	31,055

Adjustments:
Straight line and other GAAP rent adjustments	(218)	(432)	(992)	(1,067)
Net operating loss from development properties and other properties	358	639	1,478	1,682
Elimination of intercompany revenues and expenses	(541)	(443)	(1,499)	(1,337)
Adjustment to revenues and operating expenses for change in ownership interest in Austin (a)	7,949	7,534	7,949	7,534
Same Property NOI - Cash	18,757	17,503	38,382	37,867

Straight line and other GAAP rent adjustments	218	432	992	1,067
Straight line and other GAAP rent adjustments - adjustment for change in ownership interest in Austin (a)	2,097	3,067	2,097	3,067
Straight line and other GAAP rent adjustments	2,315	3,499	3,089	4,134

Same Property NOI - GAAP	$21,072	$21,002	$41,471	$42,001
(a) Same Property NOI reflects 33.33% of the Austin portfolio operations for comparative purposes.

Thomas Properties Group, Inc.
Supplemental Financial Information
PORTFOLIO DATA - CONTINUED
Lease Expirations
The following table presents a summary of lease expirations for our portfolio for leases in place at September 30, 2012, plus available space. This table assumes that none of the tenants exercise renewal options or early termination rights, if any, at or prior to the scheduled expirations. Annualized net rent is based on the current net rent per leased square foot and excludes the effect of GAAP deferred rent adjustments and parking and other revenues.

TPGI Share of Consolidated and Unconsolidated Properties' Lease Expirations
Year	Rentable Square Feet of Expiring Leases	Percentage of Aggregate Square Feet	Current Annualized Net Rent Per Leased Square Foot	Annualized Net Rent Per Leased Square Foot at Expiration
Vacant	597,491	14.8%	$—	$—
2012	125,878	3.1	18.13	18.83
2013	316,296	7.8	18.47	18.73
2014	369,387	9.1	17.57	18.11
2015	572,917	14.1	17.13	18.11
2016	226,004	5.6	18.74	21.06
2017	428,244	10.6	16.08	18.66
2018	199,993	4.9	12.41	20.92
2019	107,736	2.7	14.86	23.52
2020	432,594	10.7	14.07	22.38
2021	287,566	7.1	15.91	21.54
Thereafter	386,753	9.5	13.40	25.03
Total/Weighted Average	4,050,859	100.0%	$16.06	$20.38

Thomas Properties Group, Inc.
Supplemental Financial Information
PORTFOLIO DATA - CONTINUED
Lease Activity

	TPGI Share
	For the Three Months Ended
	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011
Retention (square feet):
Retained tenants	59,147	63,226	10,401	104,131	13,842
Leases expired	101,973	106,563	24,709	148,700	25,716
Retention %	58.0%	59.3%	42.1%	70.0%	53.8%

All Leases Signed (square feet)	182,528	78,378	39,258	132,270	50,414
Weighted Average Lease Term (years):	7.6	7.8	6.4	8.0	6.1
Weighted Average Free Rent Term (months):	4.7	4.2	3.8	3.2	2.8
Total Capital Costs Committed (per square foot per lease year) (1):
New leases	$6.92	$5.16	$6.69	$7.12	$7.01
Renewals	$1.73	$2.47	$4.08	$3.83	$2.77
Combined	$6.20	$3.32	$6.06	$6.97	$6.16
Quarterly Leasing Spread:
New leases	61,488	17,333	23,260	76,757	23,811
Renewals	32,637	56,866	8,504	8,681	11,892
Total Leases Subject to Comparison (square feet)	94,125	74,199	31,764	85,438	35,703

New Leases/Expansions:
Expiring Cash Rental Rate	$21.38	$17.73	$16.97	$10.54	$14.32
Initial Cash Rental Rate	$20.21	$21.61	$18.60	$15.42	$21.27
Increase (decrease) %	(5.5)%	21.9%	9.6%	46.3%	48.5%

Expiring GAAP Rental Rate	$19.82	$16.66	$16.11	$9.89	$13.25
New GAAP Rental Rate	$21.84	$22.36	$21.28	$12.75	$21.62
Increase (decrease) %	10.2%	34.2%	32.1%	28.9%	63.2%

Renewals of Existing Leased Space:
Expiring Cash Rental Rate	$16.63	$14.91	$15.71	$25.46	$16.74
Initial Cash Rental Rate	$21.60	$15.36	$20.71	$27.18	$17.72
Increase (decrease) %	29.9%	3.0%	31.8%	6.8%	5.9%

Expiring GAAP Rental Rate	$15.75	$13.88	$14.15	$19.10	$16.01
New GAAP Rental Rate	$22.45	$16.61	$24.23	$16.96	$17.80
Increase (decrease) %	42.5%	19.7%	71.2%	(11.2)%	11.2%

Combined:
Expiring Cash Rental Rate	$19.71	$15.56	$16.64	$12.06	$15.21
Initial Cash Rental Rate	$20.69	$16.82	$19.17	$16.61	$20.09
Increase (decrease) %	5.0%	8.1%	15.2%	37.7%	32.1%

Expiring GAAP Rental Rate	$18.39	$14.52	$15.59	$10.82	$14.27
New GAAP Rental Rate	$22.05	$17.95	$22.07	$13.18	$20.35
Increase (decrease) %	19.9%	23.6%	41.6%	21.8%	42.6%
(1) Includes tenant improvements and leasing commissions.

Thomas Properties Group, Inc.
Supplemental Financial Information
PORTFOLIO DATA - CONTINUED
 ($ in thousands except for average amounts)
Our Development Properties

							TPGI Share as of
					Entitlements		September 30, 2012
	Location	TPGI Percentage Interest	Number of Acres	Potential Property Types	Square Feet	Status	Costs Incurred to Date	Average Cost Per Square Foot		Loan Balance
Pre-Development
Campus El Segundo (1)	El Segundo, CA	100%	23.9	Office/ Retail/ R&D/ Hotel	1,700,000	Entitled	$57,171	$33.63		$14,500
Four Points Centre (2)	Austin, TX	100	250.0	Office/ Retail/ R&D/ Hotel	1,680,000	Entitled	18,340	10.92		—
2100 JFK Boulevard	Philadelphia, PA	100	0.7	Office/ Retail/ R&D/ Hotel	366,000	Entitled	4,928	13.46		—
CityWestPlace land (2)	Houston, TX	25	24.1	Office/ Retail/ Residential	1,500,000	Entitled	5,372	14.33	(3)	—
					5,246,000		$85,811	$19.43		$14,500

Condominium Units Held for Sale				As of September 30, 2012
	Location	TPGI Percentage Interest (4)	Description	Number of Units Sold To Date	Total Square Feet Sold To Date	Average Sales Price Per Square Foot Sold To Date	Number of Units Remaining To Be Sold (5)	Total Square Feet Remaining To Be Sold	List Price Per Square Foot to Be Sold (6)	Book Carrying Value	Loan Balance
Murano	Philadelphia, PA	73%	43-story for-sale condominium project containing 302 units. Certificates of occupancy received for 100% of units	245	272,953	$516	57	78,372	$498 to $1,254	$42,332	$11,925

(1)	The 23.9 acres at Campus El Segundo have been listed with a broker to be sold.

(2)	Certain parcels are being targeted for sale.

(3)	Average cost per square foot on City West Place land is based on total costs incurred to date of $21.5 million, including TPGI's share of $5.4 million.

(4)
After full repayment of the Murano construction loan, which has a balance of $11.9 million at September 30, 2012, net proceeds from the project will be distributed, to the extent available, as follows:

i.	First, to TPGI as repayment of our first priority capital and a return on such capital, which has a balance of $14.8 million as of September 30, 2012;

ii.	Second, to TPGI and our partner equally for repayment of second priority capital and a return on such capital. TPGI's share of this tranche is $1.6 million as of September 30, 2012;

iii.	Third, the next $3.0 million to be split equally between TPGI and our partner;

iv.	Fourth, to TPGI for repayment of our original preferred equity contribution and a return on such capital, which has a balance of $31.0 million as of September 30, 2012;

v.	Fifth, the next $3.0 million to be split equally between TPGI and our partner; and

vi.	Sixth, to TPGI for repayment of the final half of the original preferred equity contribution, which has a balance of $8.2 million as of September 30, 2012; and

vii.	Any residual amounts will be allocated to TPGI and our partner 73% and 27%, respectively.

(5)
Of the 57 units remaining to sell as of September 30, 2012, 53 units are on high-rise floors with superior views. Subsequent to September 30, 2012, we entered into a contract for sale for one additional unit. This contract is subject to a buyer rescission period.

(6)	The average list price per square foot is $694.

Thomas Properties Group, Inc.
Supplemental Financial Information
PORTFOLIO DATA - CONTINUED

Our Managed Properties

We provide leasing, asset and/or property management services on behalf of third parties for the following properties:

Managed Properties	Location	Rentable Square Feet	Percent Leased	Managed by TPG Since
800 South Hope Street	Los Angeles, CA	242,176	98.5%	2000
CalEPA Headquarters	Sacramento, CA	950,939	100.0	2000
1835 Market Street	Philadelphia, PA	686,503	86.3	2002
816 Congress	Austin, TX	433,024	73.3	2011
Austin Centre	Austin, TX	326,335	75.8	2011
Total/Weighted Average		2,638,977	88.9%

Thomas Properties Group, Inc.
Supplemental Financial Information
DEBT SUMMARY
(in thousands)

	As of September 30, 2012
Mortgages and Other Loans	Interest Rate	Principal Amount	TPGI Share of Principal Amount	Maturity Date	Maturity Date at End of Extension Options
2013 Maturity Date at End of Extension Options
Two Commerce Square	6.3	$106,737	$106,737	5/9/2013	5/9/2013
Murano mortgage loan (1)	4.0	11,925	11,925	12/15/2013	12/15/2013
Subtotal - 2013 maturities		118,662	118,662
2014 Maturity Date at End of Extension Options
Campus El Segundo (2)	4.0	14,500	14,500	10/31/2012	10/31/2014
Subtotal - 2014 maturities		14,500	14,500
2015 Maturity Date at End of Extension Options
Reflections I	5.2	20,635	5,159	4/1/2015	4/1/2015
Reflections II	5.2	8,596	2,149	4/1/2015	4/1/2015
Four Points Centre (3)	3.8	24,500	24,500	7/31/2014	7/31/2015
Subtotal - 2015 maturities		53,731	31,808
2016 and Thereafter- Maturity Date at End of Extension Options
City National Plaza - note payable to former partner	5.8	500	40	1/4/2016	1/4/2016
One Commerce Square	5.7	127,303	127,303	1/6/2016	1/6/2016
CityWestPlace (Buildings I & II)	6.2	119,478	29,870	7/6/2016	7/6/2016
Fair Oaks Plaza	5.5	44,300	11,075	2/9/2017	2/9/2017
Frost Bank Tower	6.1	150,000	50,002	6/11/2017	6/11/2017
One Congress Plaza	6.1	128,000	42,669	6/11/2017	6/11/2017
300 West 6th Street	6.0	127,000	42,335	6/11/2017	6/11/2017
One American Center	6.0	120,000	40,002	6/11/2017	6/11/2017
San Jacinto Center	6.0	101,000	33,668	6/11/2017	6/11/2017
San Felipe Plaza	4.8	110,000	27,500	12/1/2018	12/1/2018
CityWestPlace (Buildings III & IV)	5.0	95,000	23,750	3/5/2020	3/5/2020
City National Plaza - senior mortgage loan	5.9	350,000	27,781	7/1/2020	7/1/2020
2121 Market Street (4)	6.1	17,526	8,763	8/1/2033	8/1/2033
Subtotal - 2016 and thereafter maturities		1,490,107	464,758
Total		$1,677,000	$629,728
Weighted average interest rate at September 30, 2012	5.8%
Footnotes on following page.

Thomas Properties Group, Inc.
Supplemental Financial Information
DEBT SUMMARY - CONTINUED

Footnotes to Debt Summary on previous page:

In connection with some of the loans listed in the Debt Summary, our operating partnership is subject to customary non-recourse carve out obligations, in the case of consolidated assets; and TPG/CalSTRS is subject to customary non-recourse carve out obligations in the case of certain joint venture assets.

(1)
The Murano loan bears interest at the one-month LIBOR plus 3.75% and matures on December 15, 2013. On December 31, 2012, and June 30, 2013, the loan is subject to a maximum balance of $8.6 million and $4.3 million, respectively. TPG gave the lender a limited guaranty which (i) guarantees repayment of the loan in the event of certain bankruptcy events affecting the borrower, (ii) guarantees payment of the lender's damages from customary “bad boy” actions of the borrower or TPG (such as fraud,  physical waste of the property, misappropriation of funds and similar bad acts); and (iii) guarantees payment of the amount, if any, by which the loan balance at the time exceeds 80% of the bulk sale value of the collateral upon an acceleration of the loan triggered by a borrower default.

(2)
The Campus El Segundo mortgage loan has an October 31, 2012 maturity date with two remaining twelve month extensions. The lender and borrower have agreed to terms to extend and modify the loan, and are currently in process of documenting such modification. The modification will include a deferral of a $2.5 million principal pay down, which was to have been made on October 31, 2012, to April 30, 2013. While this documentation is pending, the lender has agreed to extend the maturity date to November 30, 2012. We have guaranteed this loan.

(3)
The Four Points Centre loan bears interest at LIBOR plus 3.50%. As of September 30, 2012, $6.2 million is available to be drawn to fund tenant improvement costs and certain other project costs related to two office buildings. The loan has a one-year extension option at our election subject to certain conditions. The option to extend is subject to a 62.5% loan-to-value ratio and a minimum appraised land ratio of 65.0% and the adjusted net operating income of the property and improvements as a percentage of the outstanding principal balance must be at least 10.0%. If the loan-to-value ratio or the minimum debt yield is not met, we can pay down the principal balance in an amount sufficient to satisfy the requirement. The debt yield is calculated by dividing the net operating income of the property by the outstanding principal balance of the loan. Beginning in August, 2014, we are required to pay down the loan balance by $42,000 each month. As of September 30, 2012, the property had a net operating loss. We have guaranteed completion of the tenant improvements and 46.5% of the balance of the outstanding principal balance and interest payable on the loan, which results in a maximum guarantee of $11.4 million as of September 30, 2012. We have agreed to certain financial covenants on this loan as the guarantor, which we were in compliance with as of September 30, 2012. We have also provided additional collateral of approximately 62.4 acres of fully entitled unimproved land, which is immediately adjacent to the office buildings.

(4)	The loan is guaranteed by our operating partnership and our co-general partner in the partnership that owns 2121 Market Street, up to a maximum amount of $3.3 million.

Thomas Properties Group, Inc.
Supplemental Financial Information
CAPITAL STRUCTURE
(in thousands, except share data)
The following is the capital structure of TPGI as of September 30, 2012:

Debt		Aggregate Principal
Mortgage loans		$284,965
Company share of unconsolidated debt		344,750
Total combined debt		$629,715

Equity	Shares/Units Outstanding	Market Value (1)
Common stock	46,100,229	$268,303
Operating partnership units (2)	12,563,683	73,121
Total common equity	58,663,912	$341,424
Total consolidated market capitalization		$626,389
Total combined market capitalization (3)		$971,139

(1)	Based on the closing price of $5.82 per share of TPGI common stock on September 30, 2012.

(2)	Includes operating partnership units and both vested and unvested incentive units as of September 30, 2012.

(3)	Includes TPGI's share of debt of unconsolidated real estate entities.

Thomas Properties Group, Inc.
Supplemental Financial Information
OTHER INFORMATION
Principal Corporate Office
Thomas Properties Group, Inc.
515 South Flower Street
Sixth Floor
Los Angeles, CA 90071
Phone: (213) 613-1900
Fax: (213) 633-4760
www.tpgre.com

The information contained on our website is not incorporated herein by reference and does not constitute a part of this supplemental financial information.

Investor Relations	Transfer Agent and Registrar	Stock Market Listing
Diana M. Laing	Computershare Trust Company	NASDAQ: TPGI
Chief Financial Officer	P.O. Box 43078
515 South Flower Street	Providence, RI 02940-3078
Sixth Floor	Phone: (781) 575-2879
Los Angeles, CA 90071
Phone: (213) 613-1900
E-mail: dlaing@tpgre.com
Board of Directors and Executive Officers

James A. Thomas	Chairman, President and CEO
John R. Sischo	Co-Chief Operating Officer and Director
Paul S. Rutter	Co-Chief Operating Officer and General Counsel
Randall L. Scott	Executive Vice President and Director
Thomas S. Ricci	Executive Vice President
Diana M. Laing	Chief Financial Officer and Secretary
Todd L. Merkle	Chief Investment Officer
Robert D. Morgan	Senior Vice President, Accounting and Administration
R. Bruce Andrews	Director
Bradley H. Carroll	Director
Edward D. Fox	Director
John L. Goolsby	Director
Winston H. Hickox	Director